UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       January 10, 2011 (January 7, 2011)
           DATE OF ORIGINAL REPORT (DATE OF EARLIEST EVENT REPORTED)

                                HST Global, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             000-15303                         73-1215433
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     (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)

                     150 Research Drive, Hampton, VA 23666
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                  757-766-6100
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              Registrant's telephone number, including area code:


         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 7, 2011, HST Global, Inc. (the "Company") formally accepted the resignation of James Forsythe, M.D. as a director of the Company. The Company has provided a copy of this disclosure to Dr. Forsythe and provided an opportunity for him to respond. The Company will file any such response via amendment to this Form 8-K.

Dr.  Forsythe  will  remain  on  the  Company's  Scientific  Advisory  Board.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 10, 2011                 HST GLOBAL, INC.
                                        (Registrant)

                                        By: \s\ Ron Howell
                                            --------------
                                        Ron Howell
                                        Chief Executive Officer